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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) APRIL 5, 1999


                                 LEUKOSITE, INC.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)



       DELAWARE                       0-22769               04-3173859
   ---------------                   ---------             ------------
(State or Other Jurisdiction         (Commission            (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                      215 FIRST STREET, CAMBRIDGE, MA 02142
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (617) 621-9350

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         ITEM 5.  OTHER EVENTS.

                  On April 5, 1999, LeukoSite, Inc., along with ILEX Oncology, Inc., announced that the companies have met with the U.S. Food and Drug Administration for a pre-Biologics License Application meeting on the clinical development of CAMPATH-Registered Trademark- for the treatment of patients with refractory chronic lymphocytic leukemia. A copy of the press release dated April 5, 1999 providing the update on CAMPATH-Registered Trademark- is incorporated herein by reference and a copy is filed herewith as Exhibit 99.

         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (C)      EXHIBITS.

         Exhibit 99, Press Release dated April 5, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEUKOSITE, INC.


                              By: /s/  AUGUSTINE LAWLOR
                                  ---------------------
                                       Augustine Lawlor,
                                       Vice President, Corporate Development and
                                       Chief Financial Officer

Dated:  April 6, 1999